                                                                    EXHIBIT 99.1

                       SUPPLEMENTAL FINANCIAL INFORMATION
                              FOURTH QUARTER 2006
                               TABLE OF CONTENTS

1.   Owned Community Results, Quarterly and Year-to-Date                1-6

2.   Economic Occupancy Comparison by Regions                           7

3.   Net Operating Results                                              8

4.   Resident Statistics: Reasons for Moveouts, Traffic,
        Turnover, Bad Debts and Percentage of Rents                     9

5.   Core Properties Net Operating Income Detail                        10

6.   Core Properties Operating Expense Detail                           11

7.   Summary of Recent Acquisitions                                     12

8.   Summary of Recent Sales                                            13

9.   Breakdown of Owned Units by Market                                 14

10.  Debt Summary Schedule                                              15-16

11.  Net Asset Value Calculation                                        17

12.  Recurring Capital Expenditure Summary and Capital Expenditure
        and Adjusted NOI Summary                                        18-20

13.  Development Communities                                            21

14.  2007 Earnings Guidance                                             22

FOURTH QUARTER 2006                                                    4Q '06 versus 4Q '05
                                                                              % Growth
                                                                       --------------------
                                                                                                 4Q '06
                                                                                           NOI        %
                      # of         Date    4Q '06   4Q '06  Year Ago   Rental  Rental       w/      NOI        %
                     Apts.        Acqu.  Rent/Mo.   Occup.    Occup.    Rates   Revs.      G&A   w/ G&A   #Units
                     -----        -----  --------   ------    ------    -----   -----      ---   ------   ------
Baltimore Region
Bonnie Ridge           960     7/1/1999    $1,047    91.1%     93.5%     7.9%    5.1%    17.1%
Canterbury
Apartments             618    7/16/1999     $ 889    95.0%     93.7%     5.8%    7.4%    10.6%
Country Village        344    4/30/1998     $ 844    91.1%     93.4%     3.5%    1.0%     9.0%
Falcon Crest           396    7/16/1999     $ 950    91.2%     91.8%     5.7%    5.0%     6.9%
Fenland Field          234     8/1/2001    $1,075    87.4%     94.3%     4.0%   -3.6%   -13.5%
Gateway Village        132    7/16/1999    $1,221    95.9%     95.3%     4.8%    5.4%     2.0%
Heritage Woods         164    10/4/2006     $ 928    96.8%       n/a      n/a     n/a      n/a
Mill Towne
Village Apts           384    5/31/2001     $ 822    94.2%     96.2%     3.0%    0.9%     8.9%
Morningside
Heights              1,050    4/30/1998     $ 839    93.6%     93.6%     3.0%    3.0%    16.8%
Owings Run             504    7/16/1999    $1,112    92.7%     92.8%     7.9%    7.7%     9.2%
Ridgeview at
Wakefield Valley       204    1/13/2005    $1,037    93.4%     93.5%     5.2%    5.1%     7.0%
Selford Townhomes      102    7/16/1999    $1,245    97.2%     89.8%     1.7%   10.1%    12.8%
Shakespeare Park        84    7/16/1999     $ 838    98.4%     99.3%     3.4%    2.5%    -5.8%
The Coves at
Chesapeake             469   11/20/2006    $1,152    89.2%       n/a      n/a     n/a      n/a
Timbercroft
Townhomes              284    7/16/1999     $ 805    97.8%     99.2%    -0.4%   -1.9%   -11.0%
Top Field              156    10/4/2006    $1,072    97.1%       n/a      n/a     n/a      n/a
Village Square
Townhomes              370    7/16/1999    $1,100    93.8%     95.9%     4.1%    1.8%     4.2%
Woodholme Manor        177    3/31/2001     $ 812    95.7%     90.6%     7.8%   13.9%    22.4%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total Baltimore
Region               6,632                  $ 955    93.1%     93.9%     5.0%    4.1%     9.1%    17.6%    17.8%

Boston Region:
Gardencrest            696    6/28/2002    $1,402    94.7%     96.3%     4.0%    2.3%     0.0%
Highland House         172    5/31/2006    $1,095    94.6%       n/a      n/a     n/a      n/a
Liberty Place          107     6/6/2006    $1,378    94.8%       n/a      n/a     n/a      n/a
Stone Ends             280    2/12/2003    $1,228    94.0%     97.3%     3.2%   -0.2%     0.0%
The Heights at
Marlborough            348     9/7/2006    $1,152    91.6%       n/a      n/a     n/a      n/a
The Meadows at
Marlborough            264     9/7/2006    $1,140    89.7%       n/a      n/a     n/a      n/a
The Village at
Marshfield             276    3/17/2004    $1,137    93.3%     94.9%     2.1%    0.4%    -2.8%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total Boston
Region               2,143                 $1,246    93.4%     96.2%     3.5%    1.4%    -0.6%     6.8%     5.8%

Florida Region
The Hamptons           668     7/7/2004    $1,014    93.7%     95.6%    11.8%    9.6%    23.0%
Vinings at
Hampton Village        168     7/7/2004    $1,109    91.2%     95.2%    12.7%    8.0%    19.4%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total Florida
Region                 836                 $1,033    93.2%     95.5%   12.03%    9.3%    22.2%     2.2%     2.3%

Hudson Valley
Region
Carriage Hill          140    7/17/1996    $1,198    95.2%     94.5%    -1.0%   -0.2%     0.1%
Cornwall Park           75    7/17/1996    $1,588    95.8%     86.3%    -1.0%   10.0%    23.1%
Lakeshore Villas       152    7/17/1996    $1,038    89.2%     92.4%    -3.1%   -6.5%    -7.6%
Patricia               100     7/7/1998    $1,388    95.6%     93.1%     1.8%    4.4%    30.4%
Sherwood
Consolidation          224   10/11/2002    $1,218    95.0%     96.2%     7.9%    6.5%    12.5%
Sunset Gardens         217    7/17/1996     $ 919    94.2%     95.8%    -0.5%   -2.2%    -7.3%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total Hudson
Valley Region          908                 $1,163    94.2%     93.7%     1.3%    1.8%     6.3%     2.3%     2.5%

Illinois Region
Blackhawk              371   10/20/2000     $ 853    92.4%     92.7%     2.7%    2.3%    11.9%
Courtyards Village     224    8/29/2001     $ 777    96.4%     93.7%     2.7%    5.6%    25.9%
Cypress Place          192   12/27/2000     $ 908    97.0%     92.8%     2.9%    7.5%    40.4%
The Colony             783     9/1/1999     $ 828    95.7%     95.6%     3.9%    4.0%     3.0%
The New Colonies       672    6/23/1998     $ 701    93.6%     91.7%     0.7%    2.9%     5.1%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total Illinois
Region               2,242                  $ 796    94.8%     93.6%     2.6%    3.9%     9.7%     3.9%     6.1%

Long Island, NY
Region
Bayview / Colonial     160    11/1/2000    $1,204    92.5%     96.2%     3.0%   -0.9%    -5.2%
Cambridge Village       82     3/1/2002    $1,553    97.6%     97.5%     3.6%    3.6%     6.9%
Coventry Village        94    7/31/1998    $1,353    96.8%     95.2%     0.4%    2.1%     0.1%
Devonshire Hills       297    7/16/2001    $1,731    95.4%     96.2%     3.1%    2.4%     2.5%
East Winds              96    11/1/2000    $1,154    91.7%     93.5%     2.5%    0.6%   -15.6%
Hawthorne Court        434     4/4/2002    $1,358    91.9%     93.0%     0.4%   -0.8%    -7.2%
Heritage Square         80     4/4/2002    $1,559    98.0%     94.8%     4.5%    8.0%     8.2%
Holiday Square         144    5/31/2002    $1,099    96.7%     97.5%     5.9%    5.0%     2.1%
Lake Grove
Apartments             368     2/3/1997    $1,390    94.1%     94.7%     1.1%    0.5%    -4.1%
Maple Tree              84    11/1/2000    $1,161    96.7%     95.1%     1.6%    3.3%     0.2%
Mid- Island
Estates                232     7/1/1997    $1,277    93.7%     94.9%     2.9%    1.6%    -2.2%
Rider Terrace           24    11/1/2000    $1,242    97.4%     86.5%     1.7%   14.5%    60.4%
Sayville Commons       342    7/15/2005    $1,429    97.6%     98.4%     6.0%    5.2%    -3.1%
South Bay Manor         61    9/11/2000    $1,530    87.4%     93.1%     0.7%   -5.4%   -10.5%
Southern Meadows       452    6/29/2001    $1,351    94.5%     92.5%     0.8%    3.0%     2.3%
Stratford Greens       359     3/1/2002    $1,386    96.7%     95.8%    -1.4%   -0.4%     1.8%
Terry Apartments        65    11/1/2000    $1,163    92.3%     96.3%     3.6%   -0.7%   -10.2%
Westwood Village
Apts                   242     3/1/2002    $2,174    94.5%     98.4%     2.5%   -1.6%    -2.4%
Woodmont Village
Apts                    96     3/1/2002    $1,300    96.2%     94.4%     3.3%    5.2%    14.7%
Yorkshire Village
Apts                    40     3/1/2002    $1,586    99.2%     99.7%     2.8%    2.2%    -0.8%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total Long Island
Region               3,752                 $1,429    94.9%     95.4%     2.1%    1.5%    -0.9%    13.7%    10.2%

Maine Region
Liberty Commons        120    8/30/2006    $1,119    96.7%       n/a      n/a     n/a      n/a
Mill Co. Gardens        95     7/7/1998     $ 766    94.0%     92.0%     1.3%    3.4%    -3.1%
Redbank Village        500     7/7/1998     $ 808    91.2%     90.1%     1.5%    2.7%    -2.6%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total Maine Region     715                  $ 855    92.7%     90.4%     1.5%    2.8%    -2.7%     1.6%     1.9%

New Jersey Region
Barrington Gardens     148     3/1/2005     $ 887    98.2%     93.6%     9.6%   15.0%    91.1%
Chatham Hill
Apartments             308    1/30/2004    $1,591    95.2%     95.9%     2.7%    2.0%    -0.2%
East Hill Gardens       33     7/7/1998    $1,471    96.9%     95.5%     4.1%    5.6%     4.7%
Hackensack Gardens     198     3/1/2005     $ 886    96.8%     96.2%     7.6%    8.2%    24.6%
Lakeview               106     7/7/1998    $1,272    96.4%     98.7%     5.1%    2.7%    -0.4%
Northwood
Apartments             134    1/30/2004    $1,222    93.0%     97.5%     5.6%    0.7%    -4.1%
Oak Manor               77     7/7/1998    $1,726    99.3%     97.7%     1.4%    3.0%    13.7%
Pleasant View        1,142     7/7/1998    $1,084    93.5%     92.6%     5.2%    6.2%    20.8%
Pleasure Bay           270     7/7/1998    $1,064    93.6%     95.4%     4.5%    2.5%    12.6%
Regency Club           372    9/24/2004    $1,112    90.2%     91.7%     2.5%    0.9%    -4.4%
Royal Gardens
Apartments             550    5/28/1997    $1,157    90.1%     92.5%     5.9%    3.1%     6.6%
Wayne Village          275     7/7/1998    $1,304    96.3%     97.0%     4.6%    3.8%     3.9%
Windsor Realty          67     7/7/1998    $1,141    92.7%     98.3%     2.1%   -3.7%     7.4%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total New Jersey
Region               3,680                 $1,165    93.7%     94.3%     4.7%    4.0%    10.5%    10.5%    10.0%

Philadelphia
Region
Beechwood Gardens      160     7/7/1998     $ 832    95.5%     93.4%     0.7%    3.1%     2.8%
Castle Club            158    3/15/2000     $ 933    94.8%     96.5%     1.4%   -0.4%    -4.4%
Chesterfield           247    9/23/1997     $ 909    95.7%     95.6%     3.4%    3.5%    16.3%
Curren Terrace         318    9/23/1997     $ 909    95.1%     91.6%     0.9%    4.8%    14.4%
Executive House        100    9/23/1997     $ 915    96.2%     94.5%    -3.3%   -1.5%    -2.8%
Glen Brook             174    7/28/1999     $ 816    88.6%     89.7%     4.3%    3.0%    24.1%
Glen Manor             174    9/23/1997     $ 766    94.2%     85.4%    -0.6%    9.6%    31.2%
Golf Club              399    3/15/2000    $1,014    91.0%     90.7%     0.0%    0.3%     9.7%
Hill Brook Place       274    7/28/1999     $ 883    92.3%     95.9%     2.7%   -1.2%     5.3%
Home Properties
of Bryn Mawr           316    3/15/2000    $1,051    94.0%     93.5%     1.2%    1.7%     6.4%
Home Properties
of Devon               631    3/15/2000    $1,087    93.2%     92.9%     1.7%    2.0%     5.1%
Home Properties
of Newark              432    7/16/1999     $ 847    92.6%     91.4%    -0.3%    1.0%    -4.7%
New Orleans Park       442    7/28/1999     $ 833    95.0%     92.5%     4.2%    7.1%    18.0%
Racquet Club           466     7/7/1998    $1,027    92.6%     95.0%     1.6%   -1.0%     5.3%
Racquet Club South     103    5/27/1999     $ 873    92.7%     94.4%     0.1%   -1.7%     0.7%
Ridley Brook           244    7/28/1999     $ 884    92.6%     97.0%     3.5%   -1.2%    -5.7%
Sherry Lake            298    7/23/1998    $1,159    94.1%     93.7%     1.2%    1.6%     5.1%
The Brooke at
Peachtree Village      146    8/15/2005    $1,036    97.2%     97.0%     4.9%    5.1%    45.3%
The Landings           384   11/25/1996     $ 948    96.2%     93.3%    -2.3%    0.7%    -0.1%
Trexler Park           249    3/15/2000    $1,048    91.2%     91.5%     0.3%    0.0%    12.1%
                                  Under
Trexler Park West       84  Construction   $1,229    74.4%       n/a      n/a     n/a      n/a
Valley View            177    9/23/1997     $ 839    87.1%     92.1%     2.6%   -3.0%    -7.0%
Village Square         128    9/23/1997     $ 915    97.7%     84.4%    -0.1%   15.6%    43.0%
William Henry          363    3/15/2000    $1,069    93.5%     91.1%    -3.7%   -1.2%     2.2%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total
Philadelphia
Region               6,467                  $ 959    93.5%     92.8%     0.9%    1.7%     7.1%    16.1%    17.5%

Washington DC
Region
Braddock Lee           255    3/16/1998    $1,205    98.1%     97.8%     0.4%    0.7%     6.8%
Brittany Place         591    8/22/2002    $1,094    86.8%     93.4%     4.8%   -2.5%     2.0%
Cider Mill             864    9/27/2002    $1,060    90.8%     94.0%     1.4%   -2.1%     0.9%
Cinnamon Run           511   12/28/2005    $1,107    95.6%       n/a      n/a     n/a      n/a
East Meadow            150     8/1/2000    $1,294    96.8%     95.4%     4.4%    5.9%    17.6%
Elmwood Terrace        504    6/30/2000     $ 862    92.9%     90.7%     3.6%    6.1%    19.8%
Falkland Chase         450    9/10/2003    $1,256    95.5%     94.9%     5.9%    6.6%     3.6%
Mount Vernon
Square               1,387   12/27/2006    $1,076    93.5%       n/a      n/a     n/a      n/a
Orleans Village        851   11/16/2000    $1,273    91.5%     95.5%     4.5%    0.1%     4.0%
Park Shirlington       294    3/16/1998    $1,191    96.5%     95.2%     2.1%    3.5%    10.3%
Peppertree Farm        881   12/28/2005    $1,093    88.7%       n/a      n/a     n/a      n/a
Seminary Hill          296     7/1/1999    $1,195    89.1%     92.5%     1.5%   -2.2%     6.6%
Seminary Towers        539     7/1/1999    $1,225    92.6%     92.3%     1.8%    2.1%     7.7%
Tamarron
Apartments             132    7/16/1999    $1,362    94.6%     93.5%     6.6%    7.8%     3.4%
The Apts at
Wellington Trace       240     3/2/2004    $1,228    91.8%     98.2%     5.8%   -1.1%    -5.5%
The Manor - MD         435    8/31/2001    $1,124    94.5%     90.5%     1.1%    5.6%    18.6%
The Manor - VA         198    2/19/1999     $ 974    91.5%     94.7%    -1.1%   -4.4%    -3.8%
The Sycamores          185   12/16/2002    $1,331    95.2%     97.7%     7.9%    5.1%     8.0%
Virginia Village       344    5/31/2001    $1,212    94.1%     91.3%     0.2%    3.2%    10.6%
West Springfield       244   11/18/2002    $1,358    94.2%     92.3%     2.9%    5.0%     8.2%
Woodleaf
Apartments             228    3/19/2004    $1,084    92.7%     92.7%     7.1%    7.0%    12.6%
                    ------                 ------    ----      ----      ---     ---      ---     ----     ----
Total Washington
DC Region            9,579                 $1,152    92.4%     93.9%     3.2%    1.9%     6.4%    25.3%    25.9%

TOTAL OWNED
PORTFOLIO           36,954                 $1,088    93.4%       n/a      n/a     n/a      n/a   100.0%   100.0%
TOTAL CORE
PORTFOLIO           31,253                 $1,085    93.5%     94.0%     3.1%    2.5%     6.0%

December YTD                                                               YTD '06 versus YTD '05
                                                                                 % Growth
                                                                           ----------------------
                      # of                                                                    NOI   YTD '06
                                   Date   YTD '06   YTD '06   Year Ago     Rental  Rental      w/    NOI w/       %
                     Apts.        Acqu.  Rent/Mo.    Occup.     Occup.      Rates   Revs.     G&A       G&A  #Units
                     -----        -----  --------    ------     ------      -----   -----     ---       ---  ------
Baltimore Region
Bonnie Ridge           960     7/1/1999    $1,008     92.6%      92.1%       2.4%    2.9%    7.5%
Canterbury
Apartments             618    7/16/1999     $ 869     94.9%      93.4%       4.7%    6.4%    9.2%
Country Village        344    4/30/1998     $ 837     92.7%      92.9%       4.3%    4.1%   10.4%
Falcon Crest           396    7/16/1999     $ 929     90.7%      90.5%       5.2%    5.4%    9.0%
Fenland Field          234     8/1/2001    $1,057     91.7%      94.1%       3.2%    0.5%   -4.0%
Gateway Village        132    7/16/1999    $1,205     92.0%      92.9%       5.4%    4.3%    5.2%
Heritage Woods         164    10/4/2006     $ 928     96.8%        n/a        n/a     n/a     n/a
Mill Towne
Village Apts           384    5/31/2001     $ 816     93.8%      95.0%       3.7%    2.3%    7.0%
Morningside
Heights              1,050    4/30/1998     $ 830     93.6%      93.7%       2.9%    2.9%    8.4%
Owings Run             504    7/16/1999    $1,080     93.6%      94.0%       7.1%    6.8%   11.0%
Ridgeview at
Wakefield Valley       204    1/13/2005    $1,013     94.2%        n/a        n/a     n/a     n/a
Selford Townhomes      102    7/16/1999    $1,229     94.3%      92.4%       3.1%    5.2%    4.4%
Shakespeare Park        84    7/16/1999     $ 825     98.0%      96.9%       1.9%    3.1%    8.0%
The Coves at
Chesapeake             469   11/20/2006    $1,152     89.2%        n/a        n/a     n/a     n/a
Timbercroft
Townhomes              284    7/16/1999     $ 797     98.8%      98.8%       3.9%    3.9%    5.5%
Top Field              156    10/4/2006    $1,072     97.1%        n/a        n/a     n/a     n/a
Village Square
Townhomes              370    7/16/1999    $1,085     95.1%      95.6%       5.0%    4.5%    7.0%
Woodholme Manor        177    3/31/2001     $ 788     93.9%      91.2%       8.0%   11.1%   21.2%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total Baltimore
Region               6,632                  $ 935     93.6%      93.5%       4.1%    4.2%    7.9%     16.4%   17.8%
Boston Region:
Gardencrest            696    6/28/2002    $1,380     95.9%      95.2%       4.1%    4.9%    3.7%
Highland House         172    5/31/2006    $1,108     94.2%        n/a        n/a     n/a     n/a
Liberty Place          107     6/6/2006    $1,344     93.0%        n/a        n/a     n/a     n/a
Stone Ends             280    2/12/2003    $1,212     95.6%      95.6%       3.1%    3.2%    7.2%
The Heights at
Marlborough            348     9/7/2006    $1,179     91.7%        n/a        n/a     n/a     n/a
The Meadows at
Marlborough            264     9/7/2006    $1,189     89.9%        n/a        n/a     n/a     n/a
The Village at
Marshfield             276    3/17/2004    $1,128     93.5%      93.9%       2.6%    2.2%   12.5%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total Boston
Region               2,143                 $1,287     95.4%      95.0%       3.6%    4.0%    6.1%      5.6%    5.8%

Florida Region
The Hamptons           668     7/7/2004     $ 979     94.3%      96.0%      11.5%    9.5%   17.2%
Vinings at
Hampton Village        168     7/7/2004    $1,060     94.0%      94.6%      10.9%   10.1%   16.4%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total Florida
Region                 836                  $ 995     94.2%      95.7%      11.4%    9.7%   17.0%      2.1%    2.3%

Hudson Valley
Region
Carriage Hill          140    7/17/1996    $1,196     94.6%      93.3%      -1.2%    0.2%   -1.4%
Cornwall Park           75    7/17/1996    $1,591     93.8%      87.6%      -2.0%    5.0%    7.8%
Lakeshore Villas       152    7/17/1996    $1,056     90.2%      93.2%       0.7%   -2.5%    0.2%
Patricia               100     7/7/1998    $1,376     94.2%      95.4%       2.3%    1.1%    4.7%
Sherwood
Consolidation          224   10/11/2002    $1,189     95.6%      96.6%       9.1%    8.0%   20.9%
Sunset Gardens         217    7/17/1996     $ 926     94.4%      95.0%       1.5%    1.0%   -3.9%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total Hudson
Valley Region          908                 $1,159     94.0%      94.0%       2.4%    2.5%    4.9%      2.4%    2.5%

Illinois Region
Blackhawk              371   10/20/2000     $ 845     92.1%      91.4%       2.2%    2.9%   11.0%
Courtyards Village     224    8/29/2001     $ 771     96.1%      94.2%       2.6%    4.6%   19.4%
Cypress Place          192   12/27/2000     $ 904     95.3%      92.9%       1.9%    4.6%   15.2%
The Colony             783     9/1/1999     $ 816     95.3%      93.4%       1.1%    3.1%    5.2%
The New Colonies       672    6/23/1998     $ 701     92.9%      91.4%       0.3%    1.9%    5.2%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total Illinois
Region               2,242                  $ 789     94.2%      92.6%       1.3%    3.0%    8.2%      4.0%    6.1%

Long Island, NY
Region
Bayview / Colonial     160    11/1/2000    $1,186     94.5%      96.0%       3.1%    1.5%    3.9%
Cambridge Village       82     3/1/2002    $1,536     96.3%      97.8%       5.6%    4.0%   10.8%
Coventry Village        94    7/31/1998    $1,357     95.1%      95.7%       1.6%    1.0%   -1.9%
Devonshire Hills       297    7/16/2001    $1,720     95.3%      96.4%       3.5%    2.3%    4.5%
East Winds              96    11/1/2000    $1,145     94.8%      93.3%       2.5%    4.2%    6.4%
Hawthorne Court        434     4/4/2002    $1,361     92.7%      94.0%       2.3%    0.8%    0.5%
Heritage Square         80     4/4/2002    $1,529     97.8%      97.4%       6.1%    6.6%    4.5%
Holiday Square         144    5/31/2002    $1,087     95.9%      95.4%       5.2%    5.7%   12.8%
Lake Grove
Apartments             368     2/3/1997    $1,391     94.2%      93.3%       1.7%    2.7%    2.2%
Maple Tree              84    11/1/2000    $1,153     95.2%      93.4%       1.5%    3.5%    9.3%
Mid- Island
Estates                232     7/1/1997    $1,257     92.6%      95.0%       2.5%    0.0%    1.3%
Rider Terrace           24    11/1/2000    $1,245     93.0%      90.8%       1.8%    4.3%   17.6%
Sayville Commons       342    7/15/2005    $1,395     98.3%        n/a        n/a     n/a     n/a
South Bay Manor         61    9/11/2000    $1,536     90.3%      93.1%       1.2%   -1.9%    5.4%
Southern Meadows       452    6/29/2001    $1,352     95.3%      94.8%       2.1%    2.7%    0.5%
Stratford Greens       359     3/1/2002    $1,399     95.5%      95.8%       1.1%    0.7%    0.4%
Terry Apartments        65    11/1/2000    $1,151     95.4%      96.3%       3.9%    3.0%    9.6%
Westwood Village
Apts                   242     3/1/2002    $2,154     95.1%      95.5%       3.2%    2.7%    9.0%
Woodmont Village
Apts                    96     3/1/2002    $1,283     95.4%      94.5%       3.4%    4.5%    7.3%
Yorkshire Village
Apts                    40     3/1/2002    $1,560     97.2%      97.4%       4.7%    4.5%    6.6%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total Long Island
Region               3,752                 $1,420     95.0%      95.1%       2.6%    2.2%    3.7%     14.6%   10.2%

Maine Region
Liberty Commons        120    8/30/2006    $1,074     95.7%        n/a        n/a     n/a     n/a
Mill Co. Gardens        95     7/7/1998     $ 758     94.3%      95.3%       1.4%    0.3%   -2.9%
Redbank Village        500     7/7/1998     $ 805     92.7%      91.9%       1.5%    2.4%    0.6%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total Maine Region     715                  $ 797     92.9%      92.4%       1.5%    2.1%    0.1%      1.6%    1.9%

New Jersey Region
Barrington Gardens     148     3/1/2005     $ 853     96.9%        n/a        n/a     n/a     n/a
Chatham Hill
Apartments             308    1/30/2004    $1,574     95.7%      94.5%       4.8%    6.1%   23.5%
East Hill Gardens       33     7/7/1998    $1,441     98.0%      95.9%       4.0%    6.2%    8.3%
Hackensack Gardens     198     3/1/2005     $ 865     97.6%        n/a        n/a     n/a     n/a
Lakeview               106     7/7/1998    $1,247     97.5%      96.4%       4.4%    5.6%    2.4%
Northwood
Apartments             134    1/30/2004    $1,194     93.8%      96.6%       4.8%    1.8%    7.3%
Oak Manor               77     7/7/1998    $1,713     98.0%      97.1%       1.8%    2.8%    7.6%
Pleasant View        1,142     7/7/1998    $1,060     94.3%      92.6%       3.7%    5.6%    8.9%
Pleasure Bay           270     7/7/1998    $1,054     94.4%      96.2%       5.5%    3.5%    7.5%
Regency Club           372    9/24/2004    $1,105     92.2%      94.4%       3.0%    0.6%   -2.5%
Royal Gardens
Apartments             550    5/28/1997    $1,128     93.2%      92.2%       4.2%    5.4%    6.6%
Wayne Village          275     7/7/1998    $1,281     97.0%      95.7%       5.1%    6.6%    7.2%
Windsor Realty          67     7/7/1998    $1,136     94.3%      95.3%       3.2%    2.1%    5.8%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total New Jersey
Region               3,680                 $1,144     94.8%      94.0%       4.1%    4.7%    8.6%     11.2%   10.0%

Philadelphia
Region
Beechwood Gardens      160     7/7/1998     $ 830     94.3%      94.4%       0.4%    0.4%    8.6%
Castle Club            158    3/15/2000     $ 930     93.2%      94.8%       2.6%    0.9%    0.8%
Chesterfield           247    9/23/1997     $ 901     95.6%      95.9%       3.3%    3.1%   10.2%
Curren Terrace         318    9/23/1997     $ 907     93.8%      93.3%       0.1%    0.7%    8.2%
Executive House        100    9/23/1997     $ 938     91.6%      94.6%       1.2%   -2.0%   -5.0%
Glen Brook             174    7/28/1999     $ 813     90.8%      91.2%       6.0%    5.5%   13.0%
Glen Manor             174    9/23/1997     $ 762     91.6%      90.6%       0.0%    1.1%   10.0%
Golf Club              399    3/15/2000    $1,010     91.9%      91.1%       0.1%    0.9%    8.4%
Hill Brook Place       274    7/28/1999     $ 874     93.7%      95.8%       3.0%    0.8%    5.6%
Home Properties
of Bryn Mawr           316    3/15/2000    $1,051     92.4%      92.6%       1.3%    1.0%    4.5%
Home Properties
of Devon               631    3/15/2000    $1,088     92.9%      89.8%       2.8%    6.4%   13.8%
Home Properties
of Newark              432    7/16/1999     $ 852     93.4%      94.1%       3.1%    2.3%   -2.9%
New Orleans Park       442    7/28/1999     $ 818     95.3%      92.7%       3.2%    6.0%   15.2%
Racquet Club           466     7/7/1998    $1,022     93.6%      96.3%       2.2%   -0.6%    0.5%
Racquet Club South     103    5/27/1999     $ 876     94.2%      96.3%       2.2%   -0.1%    2.9%
Ridley Brook           244    7/28/1999     $ 877     95.2%      94.5%       4.1%    4.8%   10.7%
Sherry Lake            298    7/23/1998    $1,159     93.5%      93.8%       2.4%    2.0%    7.8%
The Brooke at
Peachtree Village      146    8/15/2005    $1,014     97.2%        n/a        n/a     n/a     n/a
The Landings           384   11/25/1996     $ 960     94.8%      94.8%      -0.1%   -0.1%    2.1%
Trexler Park           249    3/15/2000    $1,051     89.7%      92.5%       2.0%   -1.2%    3.7%
                                  Under
Trexler Park West       84  Construction   $1,205     66.7%        n/a        n/a     n/a     n/a
Valley View            177    9/23/1997     $ 833     88.9%      91.3%       3.2%    0.5%    1.4%
Village Square         128    9/23/1997     $ 909     94.8%      93.1%       0.0%    1.9%   11.4%
William Henry          363    3/15/2000    $1,095     91.2%      92.1%      -0.3%   -1.3%   -2.2%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total
Philadelphia
Region               6,467                  $ 958     93.2%      93.2%       1.9%    1.8%    5.8%     16.1%   17.5%

Washington DC
Region
Braddock Lee           255    3/16/1998    $1,200     96.8%      94.8%       1.4%    3.5%    7.9%
Brittany Place         591    8/22/2002    $1,072     91.5%      91.5%       2.1%    2.0%   12.3%
Cider Mill             864    9/27/2002    $1,055     93.3%      93.5%       2.0%    1.8%    3.6%
Cinnamon Run           511   12/28/2005    $1,112     94.8%        n/a        n/a     n/a     n/a
East Meadow            150     8/1/2000    $1,262     95.8%      96.0%       2.7%    2.5%    8.3%
Elmwood Terrace        504    6/30/2000     $ 848     92.6%      89.9%       2.1%    5.3%   14.2%
Falkland Chase         450    9/10/2003    $1,220     95.3%      92.8%       5.0%    7.8%    5.8%
Mount Vernon
Square               1,387   12/27/2006    $1,076     93.5%        n/a        n/a     n/a     n/a
Orleans Village        851   11/16/2000    $1,254     93.4%      93.9%       5.2%    4.6%    7.4%
Park Shirlington       294    3/16/1998    $1,185     96.1%      93.4%       2.3%    5.1%    8.0%
Peppertree Farm        881   12/28/2005    $1,095     87.2%        n/a        n/a     n/a     n/a
Seminary Hill          296     7/1/1999    $1,186     92.8%      92.5%       1.2%    1.5%    2.3%
Seminary Towers        539     7/1/1999    $1,211     94.1%      92.8%       2.1%    3.6%   10.0%
Tamarron
Apartments             132    7/16/1999    $1,325     95.6%      94.6%       6.6%    7.8%    9.1%
The Apts at
Wellington Trace       240     3/2/2004    $1,201     95.9%      96.5%       3.0%    2.3%    2.7%
The Manor - MD         435    8/31/2001    $1,123     93.0%      91.8%       0.9%    2.2%   10.1%
The Manor - VA         198    2/19/1999     $ 981     94.0%      93.9%       0.8%    1.0%    3.8%
The Sycamores          185   12/16/2002    $1,285     96.3%      96.6%       7.1%    6.7%   13.6%
Virginia Village       344    5/31/2001    $1,210     95.0%      94.6%       0.4%    0.8%    2.6%
West Springfield       244   11/18/2002    $1,336     94.6%      95.5%       5.4%    4.3%    7.4%
Woodleaf
Apartments             228    3/19/2004    $1,050     93.0%      92.7%       5.2%    5.6%   14.9%
                    ------                 ------     ----       ----        ---     ---     ---      ----    ----
Total Washington
DC Region            9,579                 $1,139     93.4%      93.4%       3.0%    3.6%    7.6%     26.0%   25.9%

TOTAL OWNED
PORTFOLIO           36,954                 $1,076     93.9%        n/a        n/a     n/a     n/a    100.0%  100.0%
TOTAL CORE
PORTFOLIO           31,253                 $1,073     94.0%      93.8%       3.1%    3.4%    6.8%

Economic Occupancy Comparison By Regions - Core Properties

Sequential Comparison
---------------------------------------------------------------------------------------------------
Region                                             % Units        4Q '06        3Q '06     Variance
------                                             -------        ------        ------     --------
New Jersey, Long Island, Hudson Valley               24.5%         94.0%         94.4%        -0.4%
Washington                                           21.8%         92.6%         94.3%        -1.7%
Philadelphia                                         20.0%         93.4%         92.9%         0.5%
Baltimore                                            18.0%         93.1%         92.9%         0.2%
Chicago                                               7.2%         94.8%         93.4%         1.4%
Boston                                                4.0%         94.3%         95.3%        -1.0%
Florida                                               2.7%         93.2%         93.4%        -0.2%
Misc.                                                 1.8%         91.6%         93.6%        -2.0%
                                                    -----          ----          ----          ---
Total Core                                          100.0%         93.5%         93.8%        -0.3%
                                                    =====          ====          ====          ===
---------------------------------------------------------------------------------------------------

Year over Year Comparison
---------------------------------------------------------------------------------------------------
Region                                             % Units        4Q '06        4Q '05     Variance
------                                             -------        ------        ------     --------
New Jersey, Long Island, Hudson Valley               24.5%         94.0%         94.5%        -0.5%
Washington                                           21.8%         92.6%         93.9%        -1.3%
Philadelphia                                         20.0%         93.4%         92.7%         0.7%
Baltimore                                            18.0%         93.1%         93.9%        -0.8%
Chicago                                               7.2%         94.8%         93.6%         1.2%
Boston                                                4.0%         94.3%         96.2%        -1.9%
Florida                                               2.7%         93.2%         95.5%        -2.3%
Misc.                                                 1.8%         91.6%         90.4%         1.2%
                                                    -----          ----          ----          ---
Total Core                                          100.0%         93.5%         94.0%        -0.5%
                                                    =====          ====          ====          ===
---------------------------------------------------------------------------------------------------

December vs Quarter Comparison
---------------------------------------------------------------------------------------------------
Region                                             % Units       Dec '06        4Q '06     Variance
------                                             -------       -------        ------     --------
New Jersey, Long Island, Hudson Valley               24.5%         93.7%         94.0%        -0.3%
Washington                                           21.8%         91.8%         92.6%        -0.8%
Philadelphia                                         20.0%         93.7%         93.4%         0.3%
Baltimore                                            18.0%         93.4%         93.1%         0.3%
Chicago                                               7.2%         95.3%         94.8%         0.5%
Boston                                                4.0%         94.4%         94.3%         0.1%
Florida                                               2.7%         93.4%         93.2%         0.2%
Misc.                                                 1.8%         91.4%         91.6%        -0.2%
                                                    -----          ----          ----          ---
Total Core                                          100.0%         93.4%         93.5%        -0.1%
                                                    =====          ====          ====          ===
---------------------------------------------------------------------------------------------------

Net Operating Results - Core Properties
---------------------------------------

Sequential Results
Fourth Quarter 2006 Versus Third Quarter 2006
---------------------------------------------------------------------------------------------------
Region                                             % Units      Revenues      Expenses          NOI
------                                             -------      --------      --------          ---
New Jersey, Long Island, Hudson Valley               24.5%         -0.7%         12.9%        -8.6%
Washington                                           21.8%          0.4%          2.3%        -0.7%
Philadelphia                                         20.0%          1.2%          6.3%        -2.2%
Baltimore                                            18.0%          1.8%         -0.4%         2.9%
Chicago                                               7.2%          1.5%          3.4%        -0.3%
Boston                                                4.0%         -2.5%          8.4%        -8.0%
Florida                                               2.7%          2.9%        -15.2%        19.6%
Misc.                                                 1.8%         -3.4%          8.2%        -9.4%
                                                    -----          ----          ----          ---
Total Core                                          100.0%          0.4%          5.5%        -2.8%
                                                    =====          ====          ====          ===
---------------------------------------------------------------------------------------------------

Year Over Year Results
Fourth Quarter 2006 Versus Fourth Quarter 2005
---------------------------------------------------------------------------------------------------
Region                                             % Units      Revenues      Expenses          NOI
------                                             -------      --------      --------          ---
New Jersey, Long Island, Hudson Valley               24.5%          2.1%          1.0%         2.9%
Washington                                           21.8%          4.0%          1.1%         6.2%
Philadelphia                                         20.0%          4.9%          2.4%         7.0%
Baltimore                                            18.0%          5.8%          0.8%         8.9%
Chicago                                               7.2%          4.5%          0.2%         9.9%
Boston                                                4.0%          0.3%          2.0%        -0.9%
Florida                                               2.7%         11.7%         -3.2%        26.2%
Misc.                                                 1.8%          2.7%         11.5%        -3.2%
                                                    -----          ----          ----          ---
Total Core                                          100.0%          3.9%          1.3%         6.0%
                                                    =====          ====          ====          ===
---------------------------------------------------------------------------------------------------

Resident Statistics
-------------------

Top Six Reasons for Moveouts
----------------------------
                         4Q '06    3Q '06   2Q '06    1Q '06  4Q '05   3Q '05   2Q '05   1Q '05 Year '06 Year '05 Year '04 Year '03
                         ------    ------   ------    ------  ------   ------   ------   ------ -------- -------- -------- --------
Home purchase            18.60%    19.10%   18.70%    17.60%  19.00%   20.80%   19.40%   18.50%   18.50%   19.40%   19.50%   19.60%

Eviction/skip            17.00%    12.60%   12.30%    14.70%  15.00%   11.20%   10.80%   15.30%   14.15%   13.10%   12.30%   12.60%

Employment related       14.60%    15.70%   15.70%    16.40%  16.30%   15.30%   15.80%   15.10%   15.60%   15.60%   15.50%   14.90%

Location convenience/
apartment size           12.70%    13.60%   11.70%    11.50%  11.50%   14.60%   13.00%   11.90%   12.38%   12.80%   12.30%   12.20%

Rent Level                8.40%     7.20%    8.70%     9.10%   8.90%    8.80%   10.10%    8.90%    8.35%    9.20%    9.60%    9.10%

Domestic Situation        8.20%    10.60%    9.50%     7.10%   7.50%   10.00%    9.40%    5.50%    8.85%    8.10%    8.00%    8.40%

Traffic                                                       Turnover
-------                                                       --------
                                            Signed    Signed
                        Traffic   Traffic   Leases    Leases
                         4Q '06  Year '06   4Q '06  Year '06
                             To        To       To        To
                         4Q '05  Year '05   4Q '05  Year '05  4Q '06   4Q '05 Year '06 Year '05
                         ------  --------   ------  --------  ------   ------ -------- --------
Region
Baltimore                   28%        0%      29%       -4%      9%       9%      42%      42%
Chicago                     33%        7%      36%       -1%     10%      10%      50%      53%
Florida                    -16%       13%     -15%      -11%     14%      13%      50%      47%
Hudson Valley               -1%      -14%       5%        7%     11%      11%      46%      46%
Long Island                -12%      -11%     -17%       -4%      9%       9%      39%      39%
New Jersey                  17%        2%     -13%       -5%      8%       8%      37%      36%
Philadelphia                 9%        9%      -6%        3%     11%      10%      49%      47%
Washington                 -10%       -2%     -14%      -10%     10%      10%      43%      45%
                            --         -       --        --      --       --       --       --
Total Core                   5%        1%      -1%       -4%     10%      10%      44%      44%

Bad Debts as % of Rents - Core Portfolio

                         4Q '06    4Q '05 Year '06  Year '05
                         ------    ------ --------  --------
                          0.89%     0.81%    0.76%     0.63%

Core Properties Net Operating Income Detail

                              4Q '06      4Q '05     Quarter            %     Year '06     Year '05        Year           %
                              Actual      Actual    Variance     Variance       Actual       Actual    Variance    Variance
                              ------      ------    --------     --------       ------       ------    --------    --------

Rent                          95,081      92,750       2,331         2.5%      378,289      365,911      12,378        3.4%
Utility Recovery               2,827       1,351       1,476       109.3%        8,323        2,907       5,416      186.3%
                            -------     -------        ----          ---     --------     --------      ------         ---
Rent Including Recoveries     97,908      94,101       3,807         4.0%      386,612      368,818      17,794        4.8%
Other Income                   4,340       4,313          27         0.6%       17,710       16,093       1,617       10.0%
                            -------     -------        ----          ---     --------     --------      ------         ---
Total Income                 102,248      98,414       3,834         3.9%      404,322      384,911      19,411        5.0%
Operating & Maintenance     (43,797)    (43,251)       (546)        -1.3%    (172,392)    (167,770)     (4,622)       -2.8%
                            -------     -------        ----          ---     --------     --------      ------         ---

Net Core NOI                  58,451      55,163       3,288         6.0%      231,930      217,141      14,789        6.8%
                            =======     =======        ====          ===     ========     ========      ======         ===

Occupancy %                    93.5%       94.0%       -0.5%                     94.0%        93.8%        0.2%
                                               .
Weighted Avg Rent            $ 1,085     $ 1,052       $  33         3.1%       $1,073       $1,040       $  33        3.1%

Core Properties Operating Expense Detail

                                   4Q '06    4Q '05     Quarter           %    Year '06    Year '05        Year           %
                                   Actual    Actual    Variance    Variance      Actual      Actual    Variance    Variance
                                   ------    ------    --------    --------      ------      ------    --------    --------
Electricity                         1,588     1,526        (62)       -4.1%       6,959       6,414       (545)       -8.5%
Gas                                 6,019     6,565         546        8.3%      20,113      18,871     (1,242)       -6.6%
Water & Sewer                       2,895     2,764       (131)       -4.7%      11,297      10,691       (606)       -5.7%
Repairs & Maintenance               6,543     6,175       (368)       -6.0%      25,885      24,704     (1,181)       -4.8%
Personnel Expense                   8,003     7,808       (195)       -2.5%      33,818      34,199         381        1.1%
Site Level Incentive Compensation     564       619          55        8.9%       2,252       2,419         167        6.9%
Advertising                         1,075     1,022        (53)       -5.2%       4,161       4,591         430        9.4%
Legal & Professional                  251       203        (48)      -23.6%       1,176         896       (280)      -31.3%
Office & Telephone                  1,237     1,271          34        2.7%       5,425       5,535         110        2.0%
Property Ins.                       1,861     1,912          51        2.7%       6,813       5,746     (1,067)      -18.6%
Real Estate Taxes                   9,764     9,521       (243)       -2.6%      38,512      38,292       (220)       -0.6%
Snow                                  154       243          89       36.6%         610       1,190         580       48.7%
Trash                                 606       599         (7)       -1.2%       2,438       2,452          14        0.6%
Property Management G & A           3,237     3,023       (214)       -7.1%      12,933      11,770     (1,163)       -9.9%
                                   ------    ------       ----         ---      -------     -------     ------         ---
Total Core                         43,797    43,251       (546)       -1.3%     172,392     167,770     (4,622)       -2.8%
                                   ======    ======       ====         ===      =======     =======     ======         ===

Summary Of Recent Acquisitions
                                                                          (1)               Wgtd. Avg.
                                                       Purchase   # of    CAP    Purchase    Price Per
Community                        Market      State         Date  Units   Rate  Price (mm)         Unit
-------------------------------- ----------- ------ ------------ ------ ------ ----------- ------------
2006 Acquisitions
Highland House                   Boston         MA    5/31/2006    172   6.3%       $17.9     $104,006
Liberty Place                    Boston         MA     6/6/2006    107   6.6%       $14.9     $139,178
The Heights at Marlborough       Boston         MA     9/7/2006    348   6.0%       $48.9     $140,557
The Meadows at Marlborough       Boston         MA     9/7/2006    264   6.4%       $34.2     $129,402
Heritage Woods                   Baltimore      MD    10/4/2006    164   7.2%       $14.0      $85,622
Topfield Apartments              Baltimore      MD    10/4/2006    156   6.7%       $18.4     $117,891
The Coves at Chesapeake          Baltimore      MD   11/20/2006    469   5.7%       $67.0     $142,949
Mount Vernon Square              NoVA/DC        VA   12/27/2006  1,387   7.4%      $144.8     $104,375
                                                                 ------ ------ ----------- ------------
                                                      Total YTD  3,067   6.7%      $360.1     $117,411
                                                                 ====== ====== =========== ============

                                                                          (1)               Wgtd. Avg.
                                                       Purchase   # of    CAP    Purchase    Price Per
Community                        Market      State         Date  Units   Rate  Price (mm)         Unit
-------------------------------- ----------- ------ ------------ ------ ------ ----------- ------------
2005 Acquisitions
Ridgeview at Wakefield Valley    Baltimore      MD    1/13/2005    204   7.1%       $19.7      $96,436
Hackensack Gardens               New Jersey     NJ     3/1/2005    198   5.3%       $12.9      $65,192
Barrington Gardens               New Jersey     NJ     3/1/2005    148   7.1%        $7.4      $50,176
Sayville Commons                 Long Island    NY    7/15/2005    342   5.4%       $63.6     $185,965
The Brooke at Peachtree Village  Philadelphia   PA    8/15/2005    146   5.7%       $16.0     $109,884
Peppertree Farm *                NoVA/DC        MD   12/28/2005    881   6.1%       $96.7     $109,805
Cinnamon Run                     NoVA/DC        MD   12/28/2005    511   6.2%       $67.7     $132,534

*    Purchase  Price is $7.2 million  less than  reported in  acquisition  press release due to GAAP fair market value  adjustment  for OP Units issued at a price above current market value.
                                                                 ------ ------ ----------- ------------
                                                      Total YTD  2,430   6.0%      $284.1     $116,919
                                                                 ====== ====== =========== ============
-------------------------------- ----------- ------ ------------ ------ ------ ----------- ------------
                                Total 2006 and 2005 Acquisitions 5,497   6.4%      $644.2     $117,194
-------------------------------- ----------- ------ ------------ ------ ------ ----------- ------------

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Summary Of Recent Sales

                                                                      (1)               Wgtd. Avg.
                                                 Sale       # of      CAP     Sales     Price Per
          Community           Market    State    Date       Units    Rate   Price (mm)     Unit
--------------------------- ----------- ------ ---------- ---------- ------ ----------- -----------
2006 Sales

Fairmount & Kensington      New Jersey   NJ     4/5/2006       92     4.0%        $9.2     $99,478
Detroit Portfolio (19
  properties)               Detroit      MI    6/29/2006    5,046     8.3%      $228.8     $45,334
Upstate Portfolio (18
  properties)               Upstate NY   NY    12/6/2006    4,567     7.2%      $257.4     $56,364
                                                          ---------- ------ ----------- -----------

                                               Total YTD    9,705     7.6%      $495.3     $51,038
                                                          ========== ====== =========== ===========

                                                                      (1)               Wgtd. Avg.
                                                 Sale       # of      CAP     Sales     Price Per
          Community           Market    State    Date       Units    Rate   Price (mm)     Unit
--------------------------- ----------- ------ ---------- ---------- ------ ----------- -----------
2005 Sales

Cedar Glen                  Philadelphia PA     7/8/2005      110     7.0%        $5.9     $53,636

Pavilion                    NoVA/DC      MD    11/10/2005     432     3.6%      $117.1    $271,162

Wellington Lakes & Woods    NoVA/DC      VA    11/29/2005     274     5.8%       $19.5     $71,281
                                                          ---------- ------ ----------- -----------

                                               Total YTD      816     4.0%      $142.6    $174,722
                                                          ========== ====== =========== ===========

--------------------------- ----------- ------ ---------- ---------- ------ ----------- -----------
                               Total 2006 and 2005 Sales   10,521     6.8%      $637.9     $60,631
--------------------------- ----------- ------ ---------- ---------- ------ ----------- -----------

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Breakdown Of Owned Units By Market

                                                Net                                      Net
                                          Acquired/                                Acquired/
                                          Developed         As of   12/31/2005     Developed        As of       Current
Market                        State         in 2005    12/31/2005   % of Units       in 2006   12/31/2006    % of Units
------                        -----         -------    ----------   ----------       -------   ----------    ----------
Suburban New York City        NY/NJ             688         8,432       19.41%           -92        8,340        22.57%
Suburban Washington           DC                687         8,192       18.86%         1,387        9,579        25.92%
Philadelphia                  PA                 35         5,948       13.69%            87        6,035        16.33%
Baltimore                     MD                204         5,842       13.45%           790        6,632        17.95%
Detroit                       MI                  0         5,046       11.62%        -5,046            0         0.00%
Upstate New York              NY                  0         4,567       10.52%        -4,567            0         0.00%
Chicago                       IL                  0         2,242        5.16%             0        2,242         6.07%
Boston                        MA                  0         1,252        2.88%           891        2,143         5.80%
Florida                       FL                  0           836        1.92%             0          836         2.26%
Portland                      ME                 48           643        1.48%            72          715         1.93%
Dover                         DE                  0           432        0.99%             0          432         1.17%
                                              -----        ------       -----          -----       ------        -----
Total                                         1,662        43,432       100.0%        -6,478       36,954        100.0%

Debt Summary Schedule

FIXED
-----
                                                                                              MATURITY     YEARS TO
PROPERTY                                   LENDER                      RATE        BALANCE        DATE     MATURITY
--------                                   ------                      ----        -------        ----     --------
Brittany Place (*)                    (1)  KeyBank RE Cap             4.780     17,323,454    06/11/07         0.44
Seminary Towers - 1st                      Wachovia Bank              8.220      1,582,336    06/25/07         0.48
Seminary Towers - 2nd                      Wachovia Bank              8.400        570,741    06/25/07         0.48
Seminary Towers - 3rd                      Wachovia Bank              5.350     15,561,829    06/25/07         0.48
Seminary Towers - 4th                      Wachovia Bank              5.390     10,000,000    06/25/07         0.48
Southern Meadows (*)                  (1)  KeyBank RE Cap             7.250     18,691,018    07/11/07         0.53
Courtyards Village (*)                (1)  Berkshire Mtg-Freddie      6.670      4,711,204    08/01/07         0.58
Royal Gardens Apts. - 1st                  M&T Realty - Freddie Mac   4.900     30,347,057    11/01/07         0.84
Royal Gardens Apts. - 2nd                  M&T Realty - Freddie Mac   4.550      1,426,885    11/01/07         0.84
Fenland Field                              Prudential-Fannie Mae      5.050     11,874,232    12/01/07         0.92
Home Properties of Newark                  Prudential-Fannie Mae      4.840     16,261,177    12/01/07         0.92
Village Square 1, 2 & 3                    Prudential-Fannie Mae      5.050     20,699,105    12/01/07         0.92
Cypress Place                              Reilly - Fannie Mae        7.130      5,990,930    01/01/08         1.00
The Landings - 2nd                         CharterMac-Fannie Mae      6.740      3,560,164    01/01/08         1.00
The Landings -1st                          CharterMac-Fannie Mae      6.930      8,927,752    01/01/08         1.00
Virginia Village                           Wachovia - Svcr            6.910      8,770,560    01/01/08         1.00
Cambridge Village - 1st (*)           (1)  North Fork Bank            5.960      2,520,890    03/01/08         1.17
Cambridge Village - 2nd                    North Fork Bank            5.250        540,516    03/01/08         1.17
Yorkshire Village (*)                 (1)  North Fork Bank            5.810      1,443,036    03/01/08         1.17
Racquet Club South                         NorthMarq - Freddie        6.980      2,786,132    07/01/08         1.50
Westwood Village - 1st (*)            (1)  M and T Bank               5.940     15,181,581    10/31/08         1.84
Stone Ends                                 Prudential-Fannie Mae      4.530     22,812,204    11/01/08         1.84
Westwood Village - 2nd (*)            (1)  M and T Bank               5.940        859,111    11/01/08         1.84
Westwood Village - 3rd                     M and T Bank               5.550     17,478,987    11/01/08         1.84
Golf Club Apartments                       ARCS - Fannie              6.585     15,362,760    12/01/08         1.92
Devonshire - 2nd                           Wachovia - Fannie Mae      6.720      4,637,220    01/01/09         2.01
Heritage Square                            CharterMac-Fannie          5.150      6,285,239    07/01/09         2.50
Blackhawk                                  M&T Realty - Freddie Mac   5.060     13,266,890    12/01/09         2.92
William Henry                              NorthMarq - Freddie        5.310     22,547,761    12/01/09         2.92
Braddock Lee                               Prudential-Fannie Mae      4.575     21,232,033    01/01/10         3.01
Elmwood Terrace                            CharterMac-Fannie Mae      5.300     21,050,109    01/01/10         3.01
Glen Manor                                 Prudential-Fannie Mae      5.065      5,795,721    01/01/10         3.01
Hill Brook Apts                            M&T Realty - Freddie Mac   5.210     11,184,707    01/01/10         3.01
Lakeview                                   Prudential-Fannie Mae      4.575      8,639,107    01/01/10         3.01
Pleasure Bay                               Prudential-Fannie Mae      4.575     15,018,890    01/01/10         3.01
Ridley Brook                               Prudential-Fannie Mae      4.865      9,661,373    01/01/10         3.01
Sherry Lake                                GMAC - Freddie Mac         5.180     19,449,523    01/01/10         3.01
Windsor Realty                             Prudential-Fannie Mae      4.575      4,650,411    01/01/10         3.01
Bayview/Colonial                           M&T Realty - Freddie Mac   4.950     11,486,767    03/01/10         3.17
East Winds Apartments                      M&T Realty - Freddie Mac   4.990      6,523,397    03/01/10         3.17
Multi-Property                             M&T Realty - Freddie Mac   7.575     45,400,000    05/01/10         3.33
Cider Mill - 1st (*)                  (1)  Deutsche Bank - Freddie    4.720     43,083,759    10/01/10         3.75
Cider Mill - 2nd                           Deutsche Bank - Freddie    5.180     18,115,147    10/01/10         3.75
Home Properties of Devon                   Prudential-Fannie Mae      7.500     28,892,000    10/01/10         3.75
The Heights at Marlborough            (1)  Deutsche Bank - Freddie    5.420     23,523,264    10/01/10         3.75
Trexler Park                               Prudential-Fannie Mae      7.500     10,140,000    10/01/10         3.75
Multi-Property                             Prudential-Fannie Mae      7.250     32,978,000    01/01/11         4.01
Multi-Property                             Prudential-Fannie Mae      6.360      8,141,000    01/01/11         4.01
Multi-Property                             Prudential-Fannie Mae      6.160     58,881,000    01/01/11         4.01
Orleans Village - 1st                      Prudential-Fannie Mae      6.815     43,745,000    01/01/11         4.01
Orleans Village - 2nd                      Prudential-Fannie Mae      5.360     22,248,000    01/01/11         4.01
New Orleans/Arbor Crossing                 Prudential-Fannie Mae      4.860     19,168,718    03/01/11         4.17
Racquet Club East - 1st                    Prudential-Fannie Mae      6.875     21,302,132    04/01/11         4.25
Racquet Club East - 2nd                    Prudential-Fannie Mae      5.490     10,387,502    04/01/11         4.25
Timbercroft Townhomes 1 - 1st              GMAC - HUD                 8.500        478,423    05/01/11         4.33
The Meadows at Marlborough            (1)  Prudential - Fannie Mae    5.500     21,552,865    08/01/11         4.59
Lake Grove - 1st                           Prudential-Fannie Mae      6.540     25,918,727    12/01/11         4.92
Lake Grove - 2nd                           Prudential-Fannie Mae      5.510     11,138,242    12/01/11         4.92
Mount Vernon Square                   (1)  KeyBank RE Cap-Fannie      5.490     89,724,439    01/01/12         5.01
Multi-Property Notes Pay                   Seller Financing           4.000        498,997    02/01/12         5.09
Timbercroft III - 1st                      GMAC - HUD                 8.000        692,507    02/01/12         5.09
Castle Club Apartments                     NorthMarq - Freddie        7.080      6,629,565    05/01/12         5.34
Gateway Village                            Prudential-Fannie Mae      6.885      6,871,530    05/01/12         5.34
The Colonies                               Prudential-Fannie Mae      7.110     20,352,993    06/01/12         5.42
Carriage Hill - NY                         M&T Realty - Freddie Mac   6.850      5,687,521    07/01/12         5.50
Cornwall Park                              M&T Realty - Freddie Mac   6.830      5,496,885    07/01/12         5.50
Lakeshore Villas                           M&T Realty - Freddie Mac   6.850      4,914,966    07/01/12         5.50
Patricia Apts                              M&T Realty - Freddie Mac   6.830      5,212,564    07/01/12         5.50
Sunset Gardens - 1st                       M&T Realty - Freddie Mac   6.830      5,781,207    07/01/12         5.50
Sunset Gardens - 2nd                       M&T Realty - Freddie Mac   5.520      2,780,210    07/01/12         5.50
Woodholme Manor                            Prudential-Fannie Mae      7.165      3,697,329    07/01/12         5.50
Regency Club - 1st (*)                (1)  CharterMac-Fannie Mae      4.840     18,381,118    10/01/12         5.76
Regency Club - 2nd                         CharterMac-Fannie Mae      4.950      7,745,066    10/01/12         5.76
Liberty Place                         (1)  CW Capital- Fannie         5.710      6,466,762    11/01/12         5.84
Hackensack Gardens - 1st                   Wash Mutual-Fannie Mae     5.260      4,732,553    03/01/13         6.17
Hackensack Gardens - 2nd                   Wash Mutual-Fannie Mae     5.440      4,553,939    03/01/13         6.17
Topfield Apartments                        M&T Realty-Fannie Mae      5.290      6,352,429    04/01/13         6.25
Canterbury Apartments                      M&T Realty-Fannie Mae      5.020     29,066,955    05/01/13         6.34
Morningside                                JPMorganChase              6.990     17,019,296    05/01/13         6.34
Multi-Property                             Prudential - Fannie Mae    6.475    100,000,000    08/31/13         6.67
Heritage Woods Apts                   (1)  MMA Realty - Fannie        5.290      5,137,527    09/01/13         6.67
Falkland Chase                             CharterMac-Fannie Mae      5.480     14,213,813    04/01/14         7.25
Wellington Trace                           M&T Realty - Freddie Mac   5.520     25,602,934    04/01/14         7.25
Hawthorne Court                            CharterMac-Fannie Mae      5.270     37,197,106    07/01/14         7.50
Curren Terrace                             M&T Realty - Freddie Mac   5.360     14,537,239    10/01/14         7.76
Stratford Greens                           North Fork Bank            5.750     33,078,370    07/01/15         8.50
Sayville Commons                           M&T Realty - Freddie Mac   5.000     42,735,089    08/01/15         8.59
Northwood Apartments                       M&T Realty - Freddie Mac   5.500     10,675,000    12/01/15         8.92
Cinnamon Run                               M&T Realty - Freddie Mac   5.250     52,300,000    01/01/16         9.01
Peppertree Farm                            M&T Realty - Freddie Mac   5.250     80,500,000    01/01/16         9.01
The Hamptons/Vinings at Hamptons           Prudential-Fannie Mae      5.565     54,200,576    02/01/16         9.09
Devonshire - 1st                           Wachovia - Fannie Mae      5.600     39,619,686    04/01/16         9.26
Mid-Island                                 Prudential-Fannie Mae      5.480     19,913,000    04/01/16         9.26
Owings Run 1 & 2                           Prudential-Fannie Mae      5.590     43,081,000    04/01/16         9.26
Country Village                            CharterMac-Fannie Mae      5.520     19,884,520    06/01/16         9.42
Mill Towne Village                         Prudential-Fannie Mae      5.990     24,239,000    09/01/17        10.68
Chatham Hill                               M&T Realty - Freddie Mac   5.590     45,000,000    01/01/18        11.01
Bonnie Ridge - 1st                         Prudential                 6.600     14,922,268    12/15/18        11.96
Bonnie Ridge - 2nd                         Prudential                 6.160     19,073,618    12/15/18        11.96
Timbercroft III - 2nd                      M & T Realty - HUD         8.375      2,801,721    06/01/19        12.42
Timbercroft Townhomes 1 - 2nd              M & T Realty - HUD         8.375      1,902,155    06/01/19        12.42
Shakespeare Park                           Reilly Mortgage - HUD      7.500      2,275,047    01/01/24        17.01
Holiday Square (*)                    (1)  Red Capital - HUD          6.700      3,386,923    03/01/24        17.18
Bari Manor (*)                        (1)  Wachovia (Servicer)        4.440      2,763,556    10/11/28        21.79
Hudson View Estates (*)               (1)  Wachovia (Servicer)        4.500      2,143,590    10/11/28        21.79
Sherwood Townhouses (*)               (1)  Wachovia (Servicer)        4.290        669,311    10/11/28        21.79
Sparta Green (*)                      (1)  Wachovia (Servicer)        4.440      1,747,220    10/11/28        21.79
Highland House                        (1)  Arbor Comml - Fannie       6.320      6,543,025    01/01/29        22.02
Briggs-Wedgewood                      (2)  Berkshire Mtg - HUD        6.000     16,763,304    11/01/34        27.85
The Village At Marshfield (*)         (1)  Capstone Realty - HUD      5.950     24,076,185    01/01/42        35.03
WTD AVG - FIXED SECURED                                               5.766  1,895,448,206                     6.26

VARIABLE SECURED
Barrington Gardens 30L+165                 Wachovia Bank              6.990      4,170,000    03/15/08         1.21
Falkland Chase BMA Index + 1.10            MontCtyHOC-Fannie Mae      4.608     24,695,000    10/01/30        23.77
                                                                             -------------
WTD AVG - VARIABLE SECURED                                            4.952     28,865,000                    20.51
                                                                             -------------
WTD AVG - TOTAL SECURED DEBT                                          5.754  1,924,313,206                     6.48
                                                                             -------------
FIXED RATE UNSECURED - EXCHANGEABLE
SENIOR NOTE
EXCHANGEABLE SENIOR NOTE                                              4.125    200,000,000    11/01/26        19.85

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                             M and T Bank et. al.       6.072                   09/01/08         1.67
Adjusts Daily 30 LIBOR + 75

------------------------------------- ---- -------------------------
WTD AVG - COMBINED DEBT                                               5.601  2,124,313,206                     7.74
                                                                             =============
------------------------------------- ---- -------------------------

% OF PORTFOLIO - FIXED                                                               98.6%

------------------------------------- ---- ------------------------- -------                            ------------
WTG AVG - TOTAL SECURED DEBT                                          5.754                                    6.48
------------------------------------- ---- ------------------------- -------                            ------------
WTD AVG - TOTAL PORTFOLIO                                             5.601                                    7.74
------------------------------------- ---- ------------------------- -------                            ------------

(1)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

(2)  Affordable general partner minority interest property consolidated pursuant to FIN 46R.

-------------------------------------------------------------------------------
                       UNENCUMBERED PROPERTIES
-------------------------------------------------------------------------------
Beechwood Gardens                   160     Sherwood House                    6
Coventry Village                     94     Terry Apartments                 65
East Hill Gardens                    33     The Brooke at Peachtree         146
Gardencrest                         696     The Colony                      783
Glen Brook                          174     The Coves at Chesapeake         469
Holiday Square - Muncy               23     The Sycamores                   185
Liberty Commons                     120     Trexler Park West                84
Maple Tree                           84     Wayne Village                   275
Rider Terrace                        24     Woodleaf Apartments             228
Ridgeview at Wakefield Valley       204

Total Free and Clear Properties:     19     Units:                        3,853
-------------------------------------------------------------------------------

--------------------------------------------------------------------------
                            FIXED RATE
                       MATURING DEBT SCHEDULE
--------------------------------------------------------------------------
                            MATURING               WTD AVG     Percent of
      YEAR                    DEBT                    RATE          Total
      ----                    ----                    ----          -----
      2007                 149,049,038                5.39          7.86%
      2008                 106,234,627                5.95          5.60%
      2009                 46,737,109                 5.36          2.47%
      2010                 303,846,209                5.68         16.03%
      2011                 275,939,607                6.24         14.56%
      2012                 190,933,660                5.92         10.07%
      2013                 166,862,700                6.13          8.80%
      2014                 91,551,092                 5.39          4.83%
      2015                 86,488,458                 5.35          4.56%
      2016                 309,498,782                5.43         16.33%
  2017 - 2042              168,306,923                6.00          8.89%
                          -------------               ----        ------
     TOTAL                1,895,448,206               5.77        100.00%
--------------------------------------------------------------------------

NAV calculation as of December 31, 2006

Nominal Cap Rate (after 3% G & A,
before capital expenditures) [1]                          5.90%
                                                          -----

4th QTR 2006
------------
Rent                                                    109,267
Property other income                                     7,728
Operating & maintenance expense                        (49,781)
                                                     ----------
Property NOI                                             67,214
Adjustment for 4th QTR acquisitions                       3,070
                                                     ----------
Effective 4th QTR "run rate"                             70,284

Annualized (for 4th qtr seasonality)        25.2%       278,905
NOI growth for next 12 months @              4.0%        11,156
                                                     ----------
Adjusted NOI                                            290,062

Real estate value using above cap
rate                                                  4,916,298
Balance sheet, including FIN 46R and Held for Sale
--------------------------------------------------
Cash                                                    118,212
Construction in progress at book
value                                                     1,409
Other assets                                            120,573
Less:
  Deferred charges                                     (13,619)
  Intangible                                              (471)
                                                     ----------
Gross value                                           5,142,402
Less liabilities & perpetual
preferred stock                                      (2,262,259)
                                                     ----------
Net Asset Value                                      $2,880,143
                                                     ==========

Per share/unit - fully diluted,
outstanding at end of qtr                              $  62.08
                                                     ==========
     46,393.6 shares (000's)
------------------------------------------------------------------------------------------------------------------------------

Adjustment for Acquisitions
---------------------------
                                                                                       Initial              # of days
                                                                                   Unleveraged  Quarterly     Missing
Property                               Units       Region     Price         Date        Return        NOI  In Quarter      Adj
--------                               -----       ------     -----         ----        ------        ---  ----------      ---
Heritage Woods                           164    Baltimore   $14,042    10/4/2006          7.2%        253           3        8
Topfield Apratments                      156    Baltimore   $18,391    10/4/2006          6.7%        308           3       10
The Coves at Chesapeake                  469    Baltimore   $67,043   11/20/2006          5.7%        955          50      519
Mount Vernon Square                    1,387      NoVA/DC  $144,768   12/27/2006          7.4%      2,678          87    2,533
                                                                                                                        ------
                                                                                                                        $3,070
------------------------------------------------------------------------------------------------------------------------------
Reconcilation to financial statements:
                                                                                         Other      O & M
                                                                            Rent        Income    Expense
                                                                            ----        ------    -------
Per financial statement                                                  109,267         7,728   (49,781)
Add back properties classified as
discontinued operations
  still wholly owned at December 31,
2006                                                                           -             -          -
                                                                         -------         -----   -------

Proper run rate before acquisitions                                      109,267         7,728   (49,781)
                                                                         =======         =====   =======

Operating  expenses include a charge for G & A, so NAV calculation does not need additional allocation.
------------------------------------------------------------------------------------------------------------------------------

[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted average result is 5.65%.
     In addition,  due to the secured  nature of the assets,  above market debt, and cost to prepay,  an  additional  25 basis points are added to arrive at above cap rate.
------------------------------------------------------------------------------------------------------------------------------

Recurring Capital Expenditure Summary
-------------------------------------

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction and improvement of properties. Capital improvements  are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital
improvements  typically  include:  appliances,   carpeting  and  flooring,  HVAC
equipment,  kitchen/ bath cabinets,  new roofs,  site  improvements  and various exterior building  improvements.  Non- recurring  upgrades include,  among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The
Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                   Maintenance
                                                                Capitalized            Expense       Total
                                      Capitalized               Expenditure           Cost per    Cost per
                                         Cost per    Useful        Per Unit               Unit        Unit
Category                                     Unit   Life(1)     Per Year(2)        Per Year(3)    Per Year
----------------------------------------------------------------------------------------------------------
Appliances                                $ 1,000        18       $      56           $      5  $
                                                                                                        61
Blinds/Shades                                 130         6              22                  6          28
Carpets/cleaning                              840         6             140                 97         237
Computers, equipment, misc.(4)                120         5              24                 29          53
Contract repairs                                -         -               -                102         102
Exterior painting (5)                          84         5              17                  1          18
Flooring                                      250         8              31                  -          31
Furnace/Air (HVAC)                            765        24              32                 43          75
Hot water heater                              130         7              19                  -          19
Interior painting                               -                         -                138         138
Kitchen/bath cabinets                       1,100        25              44                  -          44
Landscaping                                     -         -               -                106         106
New roof                                      800        24              33                  -          33
Parking lot                                   400        15              27                  -          27
Pool/ Exercise facility                       100        16               6                 23          29
Windows                                       980        36              27                  -          27
Miscellaneous (6)                             705        15              47                 40          87
----------------------------------------------------------------------------------------------------------
Total                                     $ 7,404                  $    525             $  590   $   1,115
----------------------------------------------------------------------------------------------------------

(1)  - Estimated weighted average actual physical useful life of the expenditure capitalized.

(2)  - This amount is not  necessarily  incurred each and every year. Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  - These expenses are included in the Operating and maintenance line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included  in the $590 per  unit  estimate.  All  personnel  costs  for site supervision,  leasing  agents,  and  maintenance  staff  are  combined  and disclosed in the Company's same- store expense detail schedule.

(4)  -  Includes  computers,   office  equipment/  furniture,   and  maintenance
     vehicles.

(5)  - The level of exterior  painting  may be lower than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  the other exposed surfaces are most often covered in aluminum or vinyl.

(6)  - Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties  and rehab and reposition  them to enhance  internal rates of return.
This strategy  results in higher costs of capital  expenditures  and maintenance costs  which is more  than  justified  by  higher  revenue  growth,  higher  net operating income growth and a higher rate of property appreciation.

Capital Expenditure and Adjusted NOI Summary
--------------------------------------------

The Company  estimates  that  during the three and  twelve-month  periods  ended
December  31, 2006  approximately  $131 and $525 per unit was spent on recurring capital expenditures,  respectively. The table below summarizes the breakdown of capital  improvements by major categories  between recurring and  non-recurring, revenue generating capital improvements as follows:

                                        For the three months ended Decemer 31, 2006
                                        -------------------------------------------
                                           (in thousands, except per unit data)
                                                                     Non-                              Total
                                     Recurring                  Recurring                            Capital
                                        Cap Ex   Per Unit(a)       Cap Ex       Per Unit(a)     Improvements    Per Unit(a)
                                        ------   -----------       ------       -----------     ------------    -----------
New Buildings                          $     -       $     -     $    541           $    15       $      541          $  15
Major building improvements                800            23        4,303               122            5,103            145
Roof replacements                          290             8          957                27            1,247             35
Site improvements                          290             8        2,332                66            2,622             74
Apartment upgrades                         580            16        4,344               124            4,924            140
Appliances                                 492            14          517                15            1,009             29
Carpeting/Flooring                       1,504            43        1,471                42            2,975             85
HVAC/Mechanicals                           448            13        2,557                73            3,005             86
Miscellaneous                              211             6          431                12              642             18
                                       -------        ------     --------            ------         --------         ------
Totals                                 $ 4,615        $  131     $ 17,453            $  496         $ 22,068         $  627
                                       =======        ======     ========            ======         ========         ======

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  31,253 core units,  2005  acquisition  units of 2,430,  and 2006 acquisition units of 1,489 for the three months ended December 31, 2006 and
     31,253 core units and 2005 acquisition  units of 1,098 for the three months ended December 31, 2005.

                                                 For the twelve months ended December 31, 2006
                                                 ---------------------------------------------
                                                          (in thousands, except per unit data)
                                                                     Non-                              Total
                                     Recurring                  Recurring                            Capital
                                        Cap Ex    Per Unit(a)      Cap Ex       Per Unit(a)     Improvements    Per Unit(a)
                                        ------    -----------      ------       -----------     ------------    -----------
New Buildings                        $       -      $       -     $ 2,392         $      70      $     2,392        $    70
Major building improvements              3,111             91      14,263               417           17,374            508
Roof replacements                        1,128             33       2,803                82            3,931            115
Site improvements                        1,128             33       7,222               211            8,350            244
Apartment upgrades                       2,256             66      14,207               416           16,463            482
Appliances                               1,915             56       1,923                56            3,838            112
Carpeting/Flooring                       5,846            171       3,914               114            9,760            285
HVAC/Mechanicals                         1,744             51       9,989               292           11,733            343
Miscellaneous                              821             24       2,263                66            3,084             90
                                    ----------      ---------    --------        ----------     ------------      ---------
Totals                              $   17,949      $     525    $ 58,976        $    1,724     $     76,925      $   2,249
                                    ==========      =========    ========        ==========     ============      =========

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  31,253 core units,  2005  acquisition  units of 2,430,  and 2006 acquisition  units of 505 for the twelve months ended December 31, 2006 and
     31,253 core units and 2005  acquisition  units of 714 for the twelve months ended December 31, 2005.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                                                For the three months ended Decemer 31, 2006
                                                -------------------------------------------
                                                       (in thousands, except per unit data)

                                                                      Non-                           Total
                                        Recurring                Recurring                         Capital
                                           Cap Ex    Per Unit       Cap Ex      Per Unit      Improvements    Per Unit
                                           ------    --------       ------      --------      ------------    --------
Core Communities                          $ 4,102      $  131     $ 14,837        $  475          $ 18,939      $  606
2006 Acquisition Communities                  195         131          223           150               418         281
2005 Acquisition Communities                  318         131        2,393           985             2,711       1,116
                                          -------      ------     --------        ------          --------      ------
Sub-total                                   4,615         131       17,453           496            22,068         627
2006 Disposed Communities                     436         131           51            15               487         146
2005 Disposed Communities                       -           -            -             -                 -           -
Corporate office expenditures (1)               -           -            -             -               626           -
                                          -------      ------     --------        ------          --------      ------
                                          $ 5,051      $  131     $ 17,504        $  455          $ 23,181      $  586
                                          =======      ======     ========        ======          ========      ======

                                                 For the twelve months ended December 31, 2006
                                                 ---------------------------------------------
                                                          (in thousands, except per unit data)

                                                                      Non-                           Total
                                        Recurring                Recurring                         Capital
                                           Cap Ex    Per Unit       Cap Ex      Per Unit      Improvements    Per Unit
                                           ------    --------       ------      --------      ------------    --------
Core Communities                         $ 16,408      $  525     $ 51,379       $ 1,644          $ 67,787     $ 2,169
2006 Acquisition Communities                  265         525          297           588               562       1,113
2005 Acquisition Communities                1,276         525        7,300         3,004             8,576       3,529
                                          -------      ------     --------        ------          --------      ------
Sub-total                                  17,949         525       58,976         1,724            76,925       2,249
2006 Disposed Communities                   3,552         525        3,515           519             7,067       1,044
2005 Disposed Communities                       -           -            -             -                 -           -
Corporate office expenditures (1)               -           -            -             -             3,560           -
                                          -------      ------     --------        ------          --------      ------
                                         $ 21,501      $  525     $ 62,491       $ 1,526          $ 87,552     $ 2,051
                                         ========      ======     ========       =======          ========     =======

(1)  - No distinction is made between recurring and  non-recurring  expenditures for corporate office.  Corporate office expenditures  includes  principally computer hardware, software and office furniture and fixtures.

                                                  Adjusted Net Operating Income - Core Properties

                                                 Quarter             Quarter
                                              12/31/2006          12/31/2005       Change
                                              ----------          ----------       ------

Net Operating Income                            $ 58,451          $   55,163         6.0%

Less: Non-recurring Cap-ex @ 6%                    (890)                   -            -
                                                --------          ----------         ---
Adjusted Net Operating Income                   $ 57,561          $   55,163         4.3%

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 6% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

Development Communities as of December 31, 2006
(Dollar amounts in thousands)

                         # of     Estimated      Costs   Construction      Initial    Construction       Physical
                        Units         Costs   Incurred          Start    Occupancy      Completion      Occupancy
                        -----         -----   --------          -----    ---------      ----------      ---------
Completed communities
---------------------
Liberty Commons           120           N/A    $14,613          3Q 04        3Q 05           3Q 06          97.2%
  Portland, ME

Under construction
------------------
Trexler Park West         216      $ 25,900     13,451          3Q 05        3Q 06           4Q 08          37.5%
  Allentown, PA

Pre-construction
----------------
Falkland North          1,020       306,000        755           2009         2011            2012           0.0%
  Silver Spring, MD

Entitled land parcels acquired subsequent to year end
-----------------------------------------------------
Silver Spring, MD         247        74,000     13,160           2007         2009            2009           0.0%

Alexandria, VA            421       123,000     33,380           2007         2009            2010           0.0%

2007 Earnings Guidance
                                                                      First      Second         Third       Fourth
                                                                    Quarter     Quarter       Quarter      Quarter           Year
                                                                    -------     -------       -------      -------           ----
---------------------------------------------------------------------------------------------------------------------------------
2007 compared to 2006 based on NAREIT definition
FFO per share - 2007 guidance per NAREIT definition             $.67 - $.70  $.81 -$.84   $.84 - $.87  $.80 - $.83  $3.12 - $3.24

Midpoint of guidance                                                 $0.685      $0.825        $0.855       $0.815          $3.18

FFO per share - 2006 actual per NAREIT definition                    $0.636      $0.837        $0.827       $0.767         $3.071

Improvement projected                                                  7.7%       -1.4%          3.4%         6.3%           3.5%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2007 compared to 2006 based on "Operating FFO"
FFO per share - 2007 Operating FFO                              $.71 - $.74  $.81 -$.84   $.84 - $.87  $.80 - $.83  $3.16 - $3.28

Midpoint of guidance                                                 $0.725      $0.825        $0.855       $0.815          $3.22

FFO per share - 2006 Operating FFO                                   $0.636      $0.837        $0.827       $0.767         $3.071

Improvement projected                                                 14.0%       -1.4%          3.4%         6.3%           4.9%
---------------------------------------------------------------------------------------------------------------------------------

"Operating FFO" is defined as FFO as computed under the strict interpretation of the  NAREIT  definition  and  adding  back  impairment  and other  non-recurring charges.  Following the NAREIT  definition  creates certain noise in 2007 due to the  redemption  of the 9.0%  Series F  Preferred  Stock.  The $2.1  million  in issuance  costs  originally  incurred in 2002 were  recorded  as a reduction  to shareholders'  equity.  Upon  redemption in the first quarter of 2007,  the $2.1 million  will be  reflected  as a reduction  from both net income  available  to common shareholders and Funds From Operations  available to common shareholders.
Operating FFO for the year will exceed the results as measured  under the NAREIT definition by approximately four cents per share in 2007 as this $2.1 million is added back for Operating FFO purposes.

                                                                        First     Second        Third        Fourth
                                                                      Quarter    Quarter      Quarter       Quarter       Year
                                                                      -------    -------      -------       -------       ----
Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth                  see notes (1) & (2)           6.4%       5.1%         4.2%          4.8%       5.1%

Same store expense growth                  see notes (3) & (4)           3.7%      10.0%         3.4%          4.8%       5.4%
                                                                        ----       ----         ----          ----       ----
Same store NOI growth                                                    8.8%       1.9%         4.7%          4.8%       4.9%
                                                                        ====       ====         ====          ====       ====

Same store 2007 economic occupancy                                      93.7%      94.2%        94.2%         93.9%      94.0%

Same store 2006 economic occupancy                                      94.1%      94.4%        93.8%         93.5%      93.9%
                                                                        ----       ----         ----          ----       ----
Difference in occupancy                                                 -0.4%      -0.2%         0.4%          0.4%       0.1%
                                                                        ====       ====         ====          ====       ====

Annual growth by region:                                                                     2007 Same Store Growth Projection
------------------------                                                 2006                ---------------------------------
                                                                     % of NOI                 Revenue      Expenses        NOI
                                                                     --------                 -------      --------        ---
            Florida                                                      2.1%                    6.5%          7.7%       5.5%
            Washington, DC                                              26.0%                    5.0%          4.2%       5.6%
            Philadelphia                                                16.1%                    5.3%          5.0%       5.6%
            Baltimore                                                   16.4%                    4.6%          4.0%       5.0%
            New Jersey/Long Island/Hudson Valley                        28.2%                    4.9%          5.9%       4.2%
            Boston                                                       5.6%                    4.2%          5.0%       3.7%
            Chicago                                                      4.0%                    4.0%          5.3%       2.6%
            Misc                                                         1.6%                     N/A           N/A        N/A
                                                                       -----                     ---           ---        ---
            Total                                                      100.0%                    5.1%          5.4%       4.9%
                                                                       =====                     ===           ===        ===

2007 Earnings Guidance
----------------------

(1)  Rental rates are projected to increase 3.6%.  Concessions  are projected to increase  slightly as we continue  to roll out the  heating  cost  recovery program,  reducing net rental income 0.3%, and  occupancies are expected to pick up 0.1% for the year, resulting in 3.4% rental revenue growth.

(2)  Property other income is expected to increase substantially year over year, increasing the 3.4% rental revenue growth to 5.1% total revenue growth. The items driving this increase are a $0.8 million  marginal  increase in water and sewer recovery revenue and a $7.8 million marginal  increase in heating cost  recovery  revenue from our utility  recovery  initiatives.  The total water  and  sewer  recovery  revenue  projected  for 2007 is $7.2  million, compared to $6.4 million in 2006.  The total heating cost recovery  revenue projected for 2007 is $10.0 million, compared to $2.2 million in 2006.

The water and sewer portion is not affected  significantly by seasonality and we expect a consistent revenue stream each quarter.  The heating cost reimbursement revenue will be much higher in the winter months,  and accordingly  lower in the warmer  months,  so this will  create a certain  "lumpiness",  but will match up better with our period of higher costs.  The breakdown by quarter for both types of reimbursement is as follows:

                                                        2007 (in thousands)
                                   -------------------------------------------------------------
                                        First       Second      Third       Fourth
                                      Quarter      Quarter    Quarter      Quarter         Year
                                      -------      -------    -------      -------         ----
Water & sewer recovery                $ 1,800      $ 1,800    $ 1,800      $ 1,800     $  7,200
Heating costs recovery                  4,000        2,700      1,100        2,200       10,000
                                   -------------------------------------------------------------
                                      $ 5,800      $ 4,500    $ 2,900      $ 4,000     $ 17,200
                                   ============================================================

                                                        2006 (in thousands)
                                   -------------------------------------------------------------
                                        First       Second      Third       Fourth
                                      Quarter      Quarter    Quarter      Quarter         Year
Water & sewer recovery                $ 1,400      $ 1,600    $ 1,700      $ 1,700     $  6,400
Heating costs recovery                    300          300        400        1,200        2,200
                                   -------------------------------------------------------------
                                      $ 1,700      $ 1,900    $ 2,100      $ 2,900     $  8,600
                                   ============================================================

(3)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:

                                  % of Total      % Increase
                                    Expenses       Over 2006
                                    --------       ---------
Electricity                               4%            5.8%
Natural gas heating costs                13%           13.1%
Water and sewer                           7%            1.7%
Repairs and maintenance                  16%            4.3%
Total personnel costs                    23%            5.7%
Real estate taxes                        24%            3.0%
Property insurance                        5%           18.8%
                                         ---
                                         92%
                                        ====

The cost per decatherm  for natural gas is estimated to go down 5% in 2007,  but we will have a difficult comparison to 2006 for usage, as both the first quarter and fourth quarter of 2006 were unseasonably warm.

Higher costs for health insurance are increasing the personnel line for 2007.

Not unlike all other real estate  companies,  insurance  costs have continued to climb due to catastrophe rate increases and higher reinsurance rates.

(4)  The  unusual  spike in expenses in the second  quarter is  attributed  to a number of reasons. Natural gas costs are expected to average 13% higher for the year as a whole,  but for the second  quarter  are  expected  to be 40%
     higher  ($1.2  million).  In  2006,  we  had a  substantial  amount  of gas contracts at a variable rate in the second  quarter at rates  substantially lower than the fixed rates in place for 2007.  In  addition,  we received a
     $0.6 million  refund for real estate taxes from a successful tax assessment appeal in 2006 that will not be repeated in 2007.

2007 Earnings Guidance
----------------------

(5)  G & A costs are  expected to decrease  6.5%.  The run rate is  projected as follows:

                                                          First         Second          Third        Fourth
                                                        Quarter        Quarter        Quarter       Quarter            Year
                                                        -------        -------        -------       -------            ----
                                                   $5.1 million   $5.8 million   $5.1 million  $5.1 million   $21.1 million

One of the larger contributors to the reduction is the retirement as an employee of Norman  Leenhouts.  He remains  Co-Chairman of the Board,  but will no longer receive a salary or equity benefits as an employee.  The run rate above includes
$1.1 million for the Development Department, which is ramping up staff to handle future development projects. This compares to $0.5 million in 2006.

(6)  Interest  and   dividend   income  is  expected  to  have  a  run  rate  of
     approximately  $50 thousand per quarter.  The first quarter is projected to be substantially  higher at $0.6 million as we ended the year with invested cash on hand from the sale of the Upstate New York Portfolio.

(7)  Other income is expected to average  approximately $75 thousand per quarter after the first quarter  which is estimated to be $0.8 million.  The higher level in the first quarter  includes a  post-closing  consulting  agreement from the Upstate NY sale. In addition, a third party management contract is assumed to  terminate  as the Company is in  negotiations  to purchase  the underlying real estate.

                                                            First          Second         Third       Fourth
                                                          Quarter         Quarter       Quarter      Quarter            Year
                                                          -------         -------       -------      -------            ----
(8) Acquisition pace (cap rate avg of 6.3% assumed)  $125 million    $115 million   $80 million  $80 million    $400 million

(9) Disposition pace (cap rate of 6.75% assumed)       $0 million      $0 million   $50 million   $0 million     $50 million